UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2010

Shiloh Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21964	51-0347683
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

880 Steel Drive, Valley City, Ohio 44280

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(330) 558-2600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 17, 2010, at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Shiloh Industries, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated 1993 Key Employee Stock Incentive Plan (the “Stock Incentive Plan”) to increase the number of shares of common stock, par value $0.01 per share, of the Company issuable to participants in the plan from an aggregate of 1,700,000 to an aggregate of 2,700,000 shares of common stock and reapproved the Shiloh Industries, Inc. Senior Management Bonus Plan (the “Bonus Plan”).

Under the Stock Incentive Plan, the Company desires to continue its policy of encouraging greater ownership of common stock of the Company by its key employees and officers to more closely align their interests with those of the stockholders. Under the Stock Incentive Plan, which is administered by the Compensation Committee of the Board of Directors, the Company may grant to Company officers and employees, stock options that are “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code, “nonqualified stock options,” which are not intended to qualify under any provision of the Internal Revenue Code, and restricted stock awards. Each option grant shall specify an option price (exercise price) per common share, which may be less than, equal to or greater than the market value per common share on the date of the grant, except that the option price per common share of an incentive stock option shall be equal to or greater than the market value per share on the date of the grant.

Under the Bonus Plan, executive officers of the Company are entitled to receive bonuses depending on the achievement of certain specified performance goals. Executive officers will be entitled to receive bonuses ranging from 0% to 120% of their target award levels, depending on the level of the Company’s performance and the individual’s performance toward achieving the goals as established by the Compensation Committee of the Board of Directors.

The foregoing descriptions of these Plans do not purport to be complete, and are qualified in their entirety by reference to the full text of the Plans, copies of which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The amendment to the Stock Incentive Plan was approved by the stockholders at the Annual Meeting by the following vote:

For	Against	Abstain	Broker Non-Votes
10,833,679	3,844,194	954	427,395

The Bonus Plan was reapproved by the stockholders at the Annual Meeting by the following vote:

For	Against	Abstain	Broker Non-Votes
14,996,946	108,107	1,169	0

Pursuant to the Company’s Restated Certificate of Incorporation the Board of Directors is divided into three classes of directors to be as nearly equal in number of Directors as possible. At the Annual Meeting the Class II term expired. The following nominees for Class II directors were reelected by the Company’s stockholders at the Annual Meeting for a term of three years by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Cloyd J. Abruzzo	11,855,574	2,823,253	427,395

George G. Goodrich	11,845,458	2,833,369	427,395

Dieter Kaesegen	13,017,463	1,661,364	427,395

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated 1993 Key Employee Stock Incentive Plan (as Amended and Restated as of December 10, 2009) is incorporated herein by reference to Exhibit A (which is attached as an appendix) of the Company’s Proxy Statement on Schedule 14A for the fiscal year ended October 31, 2009 filed with the Securities and Exchange Commission on February 4, 2010.

10.2	Shiloh Industries, Inc. Senior Management Bonus Plan is incorporated herein by reference to Exhibit B (which is attached as an appendix) of the Company’s Proxy Statement on Schedule 14A for the fiscal year ended October 31, 2009 filed with the Securities and Exchange Commission on February 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2010	SHILOH INDUSTRIES, INC.

	By:	/s/ Kevin Bagby
		Name:	Kevin Bagby
		Title:	Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated 1993 Key Employee Stock Incentive Plan (as Amended and Restated as of December 10, 2009) is incorporated herein by reference to Exhibit A (which is attached as an appendix) of the Company’s Proxy Statement on Schedule 14A for the fiscal year ended October 31, 2009 filed with the Securities and Exchange Commission on February 4, 2010.

10.2	Shiloh Industries, Inc. Senior Management Bonus Plan is incorporated herein by reference to Exhibit B (which is attached as an appendix) of the Company’s Proxy Statement on Schedule 14A for the fiscal year ended October 31, 2009 filed with the Securities and Exchange Commission on February 4, 2010.